FOR IMMEDIATE RELEASE                          FOR FURTHER INFORMATION
                                               CONTACT:
                                               William M. Tandy,
                                               President & CEO
                                               (270) 326-3500




                          COMMUNITY FIRST BANCORP, INC.
                             EXTENDS OFFERING PERIOD



     Madisonville,  KY, February 1, 2007 - Community First Bancorp, Inc. (OTCBB:
CFBC), the holding company for Community First Bank, Madisonville, Kentucky, today announced that it was extending the deadline for the submission of subscription orders in its rights offering until 5:00 p.m., Central Time, on March 9, 2007.